July 28, 2008

DREYFUS EQUITY AND TAXABLE FIXED-INCOME FUNDS
OFFERING CLASS I SHARES

Supplement to Current Prospectus

Effective on August 1, 2008, the following information will supersede and replace the current description of the eligibility requirements of each fund’s Class I shares contained in the section of the fund’s prospectus entitled “Shareholder Guide--Class I share considerations”:

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

July 28, 2008

DREYFUS EQUITY AND TAXABLE FIXED-INCOME FUNDS
OFFERING CLASS I SHARES

Supplement to Current Statement of Additional Information

Effective on August 1, 2008, the following information will supersede and replace any contrary information contained in the section of each Fund’s Statement of Additional Information entitled “How to Buy Shares”:

Class I shares are offered only to: (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Fund’s distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (“Retirement Plans”), and IRAs set up under Simplified Employee Pension Plans (“SEP-IRAs”) (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Fund’s distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended, that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Fund’s distributor, and (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available. In addition, certain Funds offer Class I shares to additional types of investors and/or have investors in Class I who are “grandfathered” and may continue to purchase Class I shares of the particular Fund for their existing accounts (whether or not they would otherwise be eligible to do so). Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. Please refer to the Statement of Additional Information of each Fund for more information with respect to the particular Fund’s offering of Class I shares.